Exhibit 31.3

CERTIFICATION PURSUANT TO SECTION 302(A) OF THE

SARBANES-OXLEY ACT OF 2002

I, Rick Pauls, certify that:

1.         I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K/A of DiaMedica Therapeutics Inc. for the year ended December 31, 2020.; and

2.         Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 29, 2021

By:	/s/ Rick Pauls
Rick Pauls
President and Chief Executive Officer
(principal executive officer)